Non-controlling interests (Tables)	12 Months Ended
Jun. 30, 2020
Non-controlling interests.
Schedule of information of changes in noncontrolling interests

In the fiscal year of 2020, the Group ceased the operation of Haibo Education and Haibo Logistics. The following table summarizes the changes in non-controlling interests from June 30, 2019 through June 30, 2020.

			Zhenjiang Jianghe High	Juxian
	Haibo Education	Haibo Logistics	School of Art	Technology	Total
	RMB	RMB	RMB	RMB	RMB
Balance at June 30, 2019	22,850	6,165	8,424	—	37,439
Capital contribution from NCI	—	—	—	2,450	2,450
Net loss and total comprehensive loss attributable to NCI	(3,478)	(679)	(27)	(50)	(4,234)
Dividends paid to NCI	(17,670)	(3,475)	—	—	(21,145)
Payments to NCI upon liquidation of Haibo Education and Haibo Logistics	(1,702)	(2,011)	—	—	(3,713)
Balance at June 30, 2020	—	—	8,397	2,400	10,797